Exhibit 99.1

FOR IMMEDIATE RELEASE
Contacts:

Hanif Jamal
Chief Financial Officer
Tel: 303-845-3377
Email: investors@dothill.com

Jodi Bochert
Dot Hill Investor Relations
Tel: 303-845-3469
Email: investors@dothill.com

Becky Herrick & Kirsten Chapman
LHA Investor Relations
Tel: 415-433-3777
Email: dothill@lhai.com

Dot Hill Reports Fourth Quarter and Full Year 2013 Results

•	Grew fourth quarter 2013 non-GAAP revenue to $59.7 million, up 29% year-over-year

•	Delivered Vertical Markets non-GAAP revenue growth of 64% in Q413 versus Q412 and 42% in 2013 versus 2012

•	Achieved full year GAAP profitability for the first time since 2005
LONGMONT, Colo. -March 6, 2014 - Dot Hill Systems Corp. (NASDAQ:HILL) reported financial results for the fourth quarter and year ended December 31, 2013.
2013 and Recent Operational Highlights

•	Entered into several new OEM customer agreements including Acer Europe SA, CGG, Quantum Corporation, Supermicro® and Teradata Corporation.

•	Received five new patents bringing the total to 92 awarded.

•	Provided the Company’s largest customer with a first to market advantage in 16Gb Fibre Channel, 12 Gb SAS and 16 Gb Fibre Channel / 10Gb iSCSI converged interface entry level storage solutions.

•	Expanded the breadth and depth of the Company’s product line, introducing new reference platforms for OEM telecommunication customers.

“Against the backdrop of a storage industry that was generally flat in 2013, our results and our revenue growth are strong indicators of the inherent operating leverage in our business. It is now more evident that our vertical markets and midrange product efforts are really beginning to pay off,” stated Dana Kammersgard, CEO, Dot Hill Systems Corp. “More importantly, we are projecting even greater top line growth in 2014, given that several of our recently announced customers who did not contribute meaningfully in 2013 are expected to ramp this year. In some cases the ramps will likely be towards the second half of 2014 and accordingly we expect these customers will become foundational for strong revenue growth into 2015.”

Exhibit 99.1

Fourth Quarter 2013 GAAP Financial Detail (including discontinued operations)

•	Net revenue was $58.8 million for the fourth quarter of 2013, compared to $44.1 million for the fourth quarter of 2012 and $52.6 million for the third quarter of 2013.

•	Gross margin for the fourth quarter of 2013 was 30.2%, compared to 17.8% for the fourth quarter of 2012 and 32.1% for the third quarter of 2013.

•	Operating expenses for the fourth quarter of 2013 were $15.7 million, compared to $12.6 million for the fourth quarter of 2012 and $15.0 million in the third quarter of 2013.

•
Net income for the fourth quarter of 2013 was $2.2 million, or $0.04 per fully diluted share, compared to a net loss of $5.0 million, or ($0.09) per share, for the fourth quarter of 2012, and net income of $1.8 million, or $0.03 per fully diluted share, for the third quarter of 2013.

Fourth Quarter 2013 Non-GAAP Financial Detail

•	Non-GAAP net revenue increased to $59.7 million for the fourth quarter of 2013, compared to $46.2 million for the fourth quarter of 2012 and $52.9 million for the third quarter of 2013.

•	Non-GAAP gross margin for the fourth quarter of 2013 was 31.7%, compared to 28.3% for the fourth quarter of 2012 and 32.8% for the third quarter of 2013.

•	Non-GAAP operating expenses for the fourth quarter of 2013 were $14.8 million, as compared to $14.7 million for the fourth quarter of 2012 and $14.5 million in the third quarter of 2013.

•
Non-GAAP net income for the fourth quarter of 2013 was $4.2 million, or $0.07 per fully diluted share, as compared to a net loss of $2.0 million, or ($0.03) per share, for the fourth quarter of 2012, and net income of $2.8 million, or $0.05 per fully diluted share, for the third quarter of 2013.

Full Year 2013 GAAP Financial Detail (including discontinued operations)

•	Net revenue was $206.6 million for 2013, compared to $194.9 million in 2012.

•	Gross margin for 2013 was 31.9%, compared to 23.7% in 2012.

•	Operating expenses for 2013 were $60.8 million, compared to $60.4 million in 2012.

•	Net income for the full year of 2013 was $5.1 million, or $0.09 per fully diluted share, compared to a net loss of $15.0 million, or ($0.26) per share for the full year of 2012.

Full-Year 2013 Non-GAAP Financial Detail

•	Non-GAAP net revenue grew to $208.7 million for 2013, compared to $196.7 million in 2012.

•	Non-GAAP gross margin for 2013 was 32.8%, compared to 27.9% in 2012.

•	Non-GAAP operating expenses for 2013 were $57.8 million, compared to $57.8 million in 2012.

•	Non-GAAP net income for the full year of 2013 was $10.5 million, or $0.18 per fully diluted share, compared to a net loss of $3.7 million, or ($0.06) per share for the full year of 2012.

Exhibit 99.1

Balance Sheet and Cash

The company exited 2013 with cash and cash equivalents of $40.4 million, with $2.0 million in borrowings from its working capital line. This compares to $40.3 million at the end of 2012, with $2.8 million in borrowings, and $40.4 million at the end of the third quarter of 2013, with no borrowings.

First Quarter and Full Year 2014 Outlook

Non-GAAP net revenue and fully diluted earnings per share for the first quarter of 2014 are expected to be in the range of $47 million to $50 million and $0.00 to $0.01, respectively. Non-GAAP net revenue and earnings per fully diluted share for the full year 2014 are projected to be between $220 million and $255 million and $0.18 and $0.29, respectively.

“We are projecting continued strong vertical markets traction in 2014, while the server OEM business remains relatively flat, resulting in almost 14% aggregate revenue growth at the midpoint of our guidance range,” said Hanif Jamal, chief financial officer, Dot Hill Systems Corp. “As we look out over our own internal planning horizon, we think that our compounded average annual growth rate in non-GAAP revenue should be 14-18% overall from a 2013 baseline, with the vertical markets business growing 40-50%.”

Conference Call Information

Dot Hill's fourth quarter and year-end 2013 financial results conference call is scheduled to take place on Thursday, March 6, 2014 at 11:00 am ET. Please join the Company for a live audio webcast at www.dothill.com in the Investor Relations section, or via telephone, please dial 877-303-3196 (U.S.) or 408-427-3864 (International) at least five minutes prior to the start of the call. A replay of the webcast is scheduled to be available for one week on the Dot Hill web site following the conference call. For a telephone replay, dial 855-859-2056 (U.S.) or 404-537-3406 (International) and enter conference ID# 98120310.

About Non-GAAP Financial Measures

The Company’s non-GAAP financial measures exclude the impact of stock-based compensation expense, legal settlements and associated expenses, intangible asset amortization, restructuring and severance charges, charges or credits for contingent consideration adjustments, charges for impairment of goodwill and other long-lived assets, specific and significant warranty claims arising from a supplier’s defective products, the impact of our discontinued AssuredUVS software business and the effects of foreign currency gains or losses. The non-GAAP financial measures include the recognition of revenues and directly related costs associated with long-term AssuredVRA software contracts, which were deferred and amortized in the Company’s GAAP financial statements. The Company used these non-GAAP measures when evaluating its financial results as well as for internal resource management, planning and forecasting purposes. These non-GAAP measures should not be viewed in isolation from or as a substitute for the

Exhibit 99.1

Company’s financial results in accordance with GAAP. A reconciliation of GAAP to non-GAAP measures is attached to this press release.

About Dot Hill

Leveraging its proprietary Assured family of storage solutions, Dot Hill solves many of today’s most challenging storage problems - helping IT to improve performance, increase availability, simplify operations, and reduce costs. Dot Hill’s solutions combine breakthrough software with the industry’s most flexible and extensive hardware platform and automated management to deliver best-in-class solutions. Headquartered in Longmont, Colorado, Dot Hill has offices and/or representatives in China, Germany, India, Japan, Singapore, the United Kingdom, and the United States. For more information, visit www.dothill.com

Statements contained in this press release regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include statements regarding future opportunities for additional business and the stage of such opportunities relative to a final binding agreement, prospects for Dot Hill’s continued growth, and Dot Hill’s projected financial results for the first quarter and full year of 2014. The risks that contribute to the uncertain nature of the forward-looking statements include, among other things: the risk that actual financial results for the first quarter and full year of 2014 may be different from the financial guidance provided in this press release; the risks associated with macroeconomic factors that are outside of Dot Hill’s control; the risk that projected future opportunities may never fully develop into ongoing business relationships and/or binding contractual agreements; the fact that no Dot Hill customer agreements provide for mandatory minimum purchase requirements; the risk that one or more of Dot Hill’s OEM or other customers may cancel or reduce orders, not order as forecasted or terminate their agreements with Dot Hill; the risk that Dot Hill’s new products may not prove to be popular; the risk that one or more of Dot Hill’s suppliers or subcontractors may fail to perform or may terminate their agreements with Dot Hill; the risk that vertical markets’ sales may not ramp as expected; unforeseen product quality, technological, intellectual property, personnel or engineering issues and any costs that may result from such issues; and the additional risks set forth in Dot Hill’s most recent Form 10-Q and Form10-K filings with the Securities and Exchange Commission. All forward-looking statements contained in this press release speak only as of the date on which they were made. Dot Hill undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

HILL-F

Exhibit 99.1

DOT HILL SYSTEMS CORP.
UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)

	Three Months Ended			Twelve Months Ended
	December 31, 2012	September 30, 2013	December 31, 2013	December 31, 2012	December 31, 2013

Net revenue	$44,019	$52,603	$58,799	$194,548	$206,565
Cost of goods sold	36,142	35,730	41,049	146,177	140,495
Gross profit	7,877	16,873	17,750	48,371	66,070
Operating expenses:
Research and development	5,973	8,972	8,739	34,199	35,332
Sales and marketing	3,718	3,512	3,643	14,133	13,450
General and administrative	2,777	2,512	3,242	9,695	11,658
Total operating expenses	12,468	14,996	15,624	58,027	60,440
Operating income (loss)	(4,591)	1,877	2,126	(9,656)	5,630
Other income (expense):
Interest expense, net	(4)	(1)	—	(8)	(16)
Other income (expense), net	(1)	(1)	(22)	11	(23)
Total other income (expense), net	(5)	(2)	(22)	3	(39)
Income (loss) before income taxes and discontinued operations	(4,596)	1,875	2,104	(9,653)	5,591
Income tax expense (benefit)	287	100	(132)	749	51
Income (loss) from continuing operations	(4,883)	1,775	2,236	(10,402)	5,540
Loss from discontinued operations	(137)	(18)	(24)	(4,548)	(476)
Net income (loss)	$(5,020)	$1,757	$2,212	$(14,950)	$5,064

Continuing operations:
Basic and diluted earnings (loss) per share	$(0.08)	$0.03	$0.04	$(0.18)	$0.09
Discontinued operations:
Basic and diluted loss per share	$—	$—	$—	$(0.08)	$(0.01)
Net income (loss):
Basic and diluted income (loss) per share*	$(0.09)	$0.03	$0.04	$(0.26)	$0.09
Weighted average shares used to calculate net income (loss) per share:
Basic	57,501	58,736	58,948	56,954	58,521
Diluted	57,501	60,062	60,867	56,954	59,247

* Per share data may not always add to the total for the period because each figure is independently calculated.

Exhibit 99.1

DOT HILL SYSTEMS CORP.
UNAUDITED CONSOLIDATED BALANCE SHEETS
(In thousands, except par value data)

	December 31, 2012	December 31, 2013

Assets
Current assets:
Cash and cash equivalents	$40,315	$40,406
Accounts receivable, net	25,025	42,907
Inventories	5,037	6,539
Prepaid expenses and other assets	5,810	7,265
Total current assets	76,187	97,117
Property and equipment, net	7,147	7,565
Other assets	603	702
Total assets	$83,937	$105,384

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$22,659	$33,255
Accrued compensation	4,863	4,922
Accrued expenses	8,690	8,935
Deferred revenue	2,889	4,211
Credit facility borrowings	2,800	2,000
Total current liabilities	41,901	53,323
Other long-term liabilities	3,261	4,414
Total liabilities	45,162	57,737

Stockholders' equity:
Preferred stock	—	—
Common stock	58	59
Additional paid-in capital	326,575	330,103
Accumulated other comprehensive loss	(3,533)	(3,254)
Accumulated deficit	(284,325)	(279,261)
Total stockholders' equity	38,775	47,647
Total liabilities and stockholders' equity	$83,937	$105,384

Exhibit 99.1

DOT HILL SYSTEMS CORP.
UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS
(INCLUDES RESULTS FROM BOTH DISCONTINUED AND CONTINUING OPERATIONS)
(In thousands)

	Three Months Ended
	December 31, 2012	September 30, 2013	December 31, 2013

Cash Flows From Operating Activities:
Net income (loss)	$(5,020)	$1,757	$2,212
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	699	852	810
Stock-based compensation expense	750	560	773
Provision for bad debt expense	13	7	—
Write off (recovery) of fixed assets	(68)	—	23
Changes in operating assets and liabilities:
Accounts receivable	3,269	(1,108)	(12,770)
Inventories	369	(2,236)	(106)
Prepaid expenses and other assets	673	(751)	(627)
Accounts payable	(4,266)	2,413	6,564
Accrued compensation and other expenses	923	478	972
Deferred revenue	1,637	244	(2)
Other long-term liabilities	1,707	(9)	1,030
Net cash provided by (used in) operating activities	686	2,207	(1,121)

Cash Flows From Investing Activities:
Purchases of property and equipment	(1,698)	(600)	(717)
Proceeds from Sale of property and equipment	74	—	—
Net cash used in investing activities	(1,624)	(600)	(717)

Cash Flows From Financing Activities:
Payments on bank borrowings	(1,800)	(2,100)	—
Proceeds from bank borrowings	2,800	—	2,000
Shares withheld for tax purposes	(45)	(7)	(1)
Proceeds from sale of stock to employees	—	380	254
Net cash provided by (used in) financing activities	955	(1,727)	2,253

Effect of Exchange Rate Changes on Cash and Cash Equivalents	(244)	75	(366)
Net Increase (Decrease) in Cash and Cash Equivalents	(227)	(45)	49
Cash and Cash Equivalents, beginning of period	40,452	40,402	40,357
Cash and Cash Equivalents, end of period	$40,315	$40,357	$40,406

Supplemental Disclosures of Non-Cash Investing and Financing Activities:
Capital assets acquired but not paid	$477	$340	$369
Supplemental Cash Flow Data:
Cash paid (refund) for income taxes	$32	$(9)	$(3)

Exhibit 99.1

DOT HILL SYSTEMS CORP.
UNAUDITED RECONCILIATION OF CONSOLIDATED NON-GAAP MEASURES
(In thousands, except per share amounts)

	Three Months Ended			Twelve Months Ended
	December 31, 2012	September 30, 2013	December 31, 2013	December 31, 2012	December 31, 2013

GAAP net revenue from continuing operations	$44,019	$52,603	$58,799	$194,548	$206,565
Revenue from discontinued operations	128	18	10	360	50
Net revenue, from continuing and discontinued operations	$44,147	$52,621	$58,809	$194,908	$206,615
AssuredUVS revenue	(128)	(18)	(10)	(360)	(50)
Long-term software contract royalties	2,141	286	942	2,141	2,179
Non-GAAP net revenue	$46,160	$52,889	$59,741	$196,689	$208,744

GAAP gross profit from continuing operations	$7,877	$16,873	$17,750	$48,371	$66,070
Gross margin % from continuing operations	17.9%	32.1%	30.2%	24.9%	32.0%
Gross profit from discontinued operations	—	18	10	(2,141)	(92)
Gross profit from continuing and discontinued operations	7,877	16,891	17,760	46,230	65,978
Gross margin % from continuing and discontinued operations	17.8%	32.1%	30.2%	23.7%	31.9%
Stock-based compensation	135	75	80	618	334
Severance costs	4	17	—	71	40
Power supply component failures	—	(6)	75	—	(707)
AssuredUVS revenue	(128)	(18)	(10)	(360)	(50)
AssuredUVS expenses	128	—	—	673	140
Long-term software contract royalties	2,141	286	942	2,141	2,179
Long-term software contract costs	2,885	88	90	2,885	523
Intangible asset impairment	—	—	—	1,647	—
Intangible asset amortization	—	—	—	952	—
Non-GAAP gross profit	$13,042	$17,333	$18,937	$54,857	$68,437
Non-GAAP gross margin %	28.3%	32.8%	31.7%	27.9%	32.8%

GAAP operating expenses from continuing operations	$12,468	$14,996	$15,624	$58,027	$60,440
Operating expenses from discontinued operations	137	36	33	2,406	383
Operating expenses from continuing and discontinued operations	$12,605	$15,032	$15,657	$60,433	$60,823
Currency loss	(341)	(4)	(152)	(555)	(517)
Stock-based compensation	(615)	(485)	(693)	(3,105)	(2,356)
Contingent consideration adjustment	—	—	—	5	—
AssuredUVS expenses	(147)	—	(8)	(1,585)	(366)
Long-term software contract deferred costs	3,562	(41)	29	3,562	394

Exhibit 99.1

Restructuring (charge) recoveries	(95)	(35)	(11)	(639)	(36)
Legal fees related to power supply component failure	(9)	—	—	(49)	(2)
Severance costs	(237)	(8)	(7)	(257)	(97)
Non-GAAP operating expenses	$14,723	$14,459	$14,815	$57,810	$57,843

GAAP net income (loss) from continuing operations	$(4,883)	$1,775	$2,236	$(10,402)	$5,540
Net loss from discontinued operations	(137)	(18)	(24)	(4,548)	(476)
Net income (loss) from continuing and discontinued operations	$(5,020)	$1,757	$2,212	$(14,950)	$5,064
Currency loss	341	4	152	555	517
Stock-based compensation	750	560	773	3,724	2,690
Contingent consideration adjustment	—	—	—	(5)	—
Restructuring charge (recoveries)	95	35	11	639	36
Intangible asset amortization	—	—	—	952	—
Power supply component failures	9	(6)	75	49	(705)
AssuredUVS expenses	275	—	8	2,258	506
AssuredUVS revenue	(128)	(18)	(10)	(360)	(50)
Long-term software contract royalties	2,141	286	942	2,141	2,179
Long-term software contract costs	2,885	88	90	2,885	523
Long-term software contract deferred costs	(3,562)	41	(29)	(3,562)	(394)
Intangible asset impairment	—	—	—	1,647	—
Severance costs	241	25	7	327	137
Non-GAAP net income (loss)	$(1,973)	$2,772	$4,231	$(3,700)	$10,503

Non-GAAP net income (loss) per share
Basic and diluted	$(0.03)	$0.05	$0.07	$(0.06)	$0.18
Weighted average shares used to calculate net income (loss) per share:
Basic	57,501	58,736	58,948	56,954	58,521
Diluted	57,501	60,062	60,867	56,954	59,247

Non-GAAP net income (loss)	$(1,973)	$2,772	$4,231	$(3,700)	$10,503
Interest expense (income) less AssuredUVS	12	1	(2)	38	14
Income tax expense (benefit)	287	100	(132)	749	51
Depreciation less AssuredUVS	697	852	810	2,500	3,125
Non-GAAP EBITDA	$(977)	$3,725	$4,907	$(413)	$13,693

Exhibit 99.1

DOT HILL SYSTEMS CORP.
UNAUDITED NON-GAAP REVENUE DETAIL BY MARKET
(In thousands)

	Three Months Ended			Twelve Months Ended
	December 31, 2012	September 30, 2013	December 31, 2013	December 31, 2012	December 31, 2013

HP	$29,869	$30,618	$35,608	$130,253	$119,036
Other Server OEMs	3,831	3,995	4,208	11,193	14,496
Total Server OEMs	$33,700	$34,613	$39,816	$141,446	$133,532
Vertical Markets	11,056	16,748	18,174	48,352	68,785
Service	1,404	1,528	1,751	6,891	6,427
Total Non-GAAP Revenue	$46,160	$52,889	$59,741	$196,689	$208,744

Exhibit 99.1

DOT HILL SYSTEMS CORP.
UNAUDITED RECONCILIATION OF CONSOLIDATED NON-GAAP MEASURES
(In thousands, except per share amounts)

	Three Months Ended			Twelve Months Ended
	December 31, 2012	September 30, 2013	December 31, 2013	December 31, 2012	December 31, 2013
GAAP earnings (loss) per share from continuing operations	$(0.08)	$0.03	$0.04	$(0.18)	$0.09
Loss per share from discontinued operations	—	—	—	(0.08)	(0.01)
Earnings (loss) per share from continuing and discontinued operations*	$(0.09)	$0.03	$0.04	$(0.26)	$0.09
Currency loss	0.01	—	—	0.01	0.01
Stock-based compensation	0.01	0.01	0.01	0.07	0.05
Intangible asset amortization	—	—	—	0.02	—
Power supply component failures	—	—	—	—	(0.01)
AssuredUVS expenses	—	—	—	0.04	0.01
Intangible asset impairment	—	—	—	0.03	—
Restructuring expense	—	—	—	0.01	—
Long-term software contract royalties	0.04	—	0.02	0.04	0.04
Long-term software contract costs	0.05	—	—	0.05	0.01
Long-term software contract deferred costs	(0.06)	—	—	(0.06)	(0.01)
Other adjustments	0.01	0.01	—	(0.01)	(0.01)
Non-GAAP earnings (loss) per share*	$(0.03)	$0.05	$0.07	$(0.06)	$0.18

Weighted average shares used to calculate earnings (loss) per share:
Basic	57,501	58,736	58,948	56,954	58,521
Diluted	57,501	60,062	60,867	56,954	59,247

* Per share data may not always add to the total for the period because each figure is independently calculated.